MERRILL LYNCH WORLD INCOME FUND, INC.

                   SUPPLEMENT DATED AUGUST 29, 1997 TO THE
                       PROSPECTUS DATED APRIL 28, 1997


     Paolo H. Valle has joined the Fund as Portfolio Manager. Mr. Valle is responsible for the day-to-day management of the Fund's investment portfolio. He has been a Vice President and Senior Portfolio Manager of MLAM since 1992. Prior to that he was Vice President and Manager, Emerging Markets Trading, PNC Bank.






Code #16102-0497ALL